Exhibit 99.1

Hain Celestial Names Mark L. Schiller Chief Executive Officer

Veteran Executive with Proven Track Record of Delivering Operational

Improvement and Growth in the Consumer Packaged Foods Industry to Lead

Hain Celestial’s Next Phase of Growth

Lake Success, NY, October 29, 2018—The Hain Celestial Group, Inc. (Nasdaq: HAIN) (“Hain Celestial” or the “Company”), a leading organic and natural products company with operations in North America, Europe, Asia and the Middle East providing consumers with A Healthier Way of Life™, today announced that its Board of Directors has named veteran consumer packaged foods executive Mark L. Schiller as the Company’s new President and Chief Executive Officer, effective November 5, 2018, and Schiller will be nominated as a director of the Company at its Annual Meeting of Shareholders on December 5, 2018. Schiller will succeed Irwin D. Simon, Hain Celestial’s Founder, President and Chief Executive Officer.

Schiller joins Hain Celestial with a proven track record of strategic leadership including more than 25 years of executive experience in key consumer packaged foods leadership roles at Pinnacle Foods, Inc., PepsiCo, Inc. and other companies. Most recently, Schiller served as Pinnacle Foods’ Executive Vice President and Chief Commercial Officer where he was responsible for overseeing its multi-billion dollar grocery and frozen segments which represented the vast majority of Pinnacle Foods’ consolidated sales and profitability. In this role, he led all key commercial functions, including sales, marketing strategy, innovation, product development, package design, commercialization, productivity, consumer insights and shopper marketing. During Schiller’s tenure at Pinnacle Foods, he successfully helped orchestrate a multi-year turnaround and delivered record market share gains, sales growth, gross margin and profit growth.

Andrew R. Heyer, Hain Celestial’s Lead Director commented, “After an extensive search with many qualified candidates, we are thrilled that Mark Schiller will join Hain Celestial as the next Chief Executive Officer. Mark is a highly accomplished consumer packaged foods executive with an impressive track record of reinvigorating growth and improving margins for many iconic brands. Under Mark’s leadership, Hain Celestial will accelerate its business transformation through the execution of our four-point strategic plan investing in top brands and capabilities to grow globally, delivering on Project Terra cost savings, continually enhancing leadership across the organization, and building upon our enviable position as a leader in organic, natural and better-for-you products, to create sustainable, long-term value for our stockholders.”

Irwin D. Simon stated, “Mark is an incredibly talented executive and I am confident he can lead Hain Celestial in its next phase of growth to generate value for all of our stakeholders. His disciplined management style, entrepreneurial spirit and relentless passion for profitable growth will serve Hain Celestial well as our team works to further advance our strategic objectives.”

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042

516-587-5000 • www.hain.com

Mark L. Schiller commented, “I am excited and honored to have the opportunity to lead Hain Celestial, and have long admired the Company’s vision and mission for its organic, natural and better-for-you brands. I am proud of what we accomplished during my eight years at Pinnacle Foods, and believe in driving continuous operational improvements while making disciplined investments in innovation and brand building to achieve success at Hain Celestial. I look forward to working with the team as we build upon the Company’s strong foundation and take Hain Celestial’s business to the next level of growth.”

About The Hain Celestial Group, Inc.

The Hain Celestial Group (Nasdaq: HAIN), headquartered in Lake Success, NY, is a leading organic and natural products company with operations in North America, Europe, Asia and the Middle East. Hain Celestial participates in many natural categories with well-known brands that include Alba Botanica®, Almond Dream®, Arrowhead Mills®, Avalon Organics®, Bearitos®, Better Bean®, BluePrint®, Casbah®, Celestial Seasonings®, Clarks™, Coconut Dream®, Cully & Sully®, Danival®, DeBoles®, Earth’s Best®, Ella’s Kitchen®, Empire®, Europe’s Best®, Farmhouse Fare™, Frank Cooper’s®, FreeBird®, Gale’s®, Garden of Eatin’®, GG UniqueFiber™, Hain Pure Foods®, Hartley’s®, Health Valley®, Imagine®, JĀSÖN®, Johnson’s Juice Co.®, Joya®, Kosher Valley®, Lima®, Linda McCartney’s® (under license), Live Clean®, MaraNatha®, Mary Berry (under license), Natumi®, New Covent Garden Soup Co.®, Orchard House®, Plainville Farms®, Queen Helene®, Rice Dream®, Robertson’s®, Rudi’s Gluten-Free Bakery®, Rudi’s Organic Bakery®, Sensible Portions®, Spectrum Organics®, Soy Dream®, Sun-Pat®, Sunripe®, SunSpire®, Terra®, The Greek Gods®, Tilda®, Walnut Acres®, WestSoy®, Yorkshire Provender®, Yves Veggie Cuisine® and William’s™. Hain Celestial has been providing A Healthier Way of LifeTM since 1993. For more information, visit www.hain.com.

Safe Harbor Statement

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictions based on expectations and projections about future events and are not statements of historical fact. You can identify forward-looking statements by the use of forward-looking terminology such as “plan”, “continue”, “expect”, “anticipate”, “intend”, “predict”, “project”, “estimate”, “likely”, “believe”, “might”, “seek”, “may”, “will”, “remain”, “potential”, “can”, “should”, “could”, or “future” or the negative of those expressions, or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of results of operations and strategy, including our four-point strategic plan of investing in top brands and capabilities to grow globally, delivering on Project Terra cost savings, continually enhancing leadership across the organization, and brand positioning to create long term value for the Company’s stockholders. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, levels of activity, performance or achievements of the Company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and may not be able to be realized. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). Such factors, include, among others, the Company’s beliefs or expectations relating to our ability to execute and realize cost savings initiatives, including, but not limited to, cost reduction initiatives under Project Terra and stock-keeping unit (“SKU”) rationalization plans and the other risks detailed from time-to-time in the Company’s reports filed with the United States Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2018, and our quarterly reports. As a result of the foregoing and other factors, the Company cannot provide any assurance regarding future results, levels of activity and achievements of the Company, and neither the Company nor any person assumes responsibility for the accuracy and completeness of these statements. All forward-looking statements contained herein apply as of the date hereof or as of the date they were made and, except as required by applicable law, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflects changes in underlying assumptions or factors of new methods, future events or other changes.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042

516-587-5000 • www.hain.com

Contact:

James Langrock / Katie Turner

The Hain Celestial Group, Inc.

516-587-5000

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042

516-587-5000 • www.hain.com